Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.                 )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

R. R. Donnelley & Sons Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

R. R. Donnelley & Sons Company filed the following Form 8-K on February 7, 2022.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

In connection with the Merger (as defined below), R. R. Donnelley & Sons Company (the “Company”) solicited waivers and consents (the “Consent Solicitations”) from holders of its 6.000% Notes due 2024 (the “2024 Notes”), 6.125% Senior Secured Notes due 2026 (the “2026 Notes”) and 8.820% Debentures due 2031 (the “2031 Debentures” and, collectively with the 2024 Notes and the 2026 Notes, the “Debt Securities”) to waive certain provisions in and adopt certain proposed amendments to the 2024 Notes Indentures, the 2026 Notes Indenture and the 2031 Debentures Indenture (as each defined below), including with respect to:

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the 2024 Notes Indenture and the 2026 Notes Indenture to: (i) declare that the Merger (as defined below) does not constitute a Change of Control (as defined in each of the 2024 Notes Indenture and the 2026 Notes Indenture) under each of the 2024 Notes Indenture and the 2026 Notes Indenture and waive any obligation of the Company to make a change of control offer in connection with the Merger, (ii) amend the defined term “Change of Control” in each of the 2024 Notes Indenture and the 2026 Notes Indenture to include a carve-out for certain “Permitted Holders” and (iii) add to, amend, supplement or change certain other defined terms contained in each of the 2024 Notes Indenture and the 2026 Notes Indenture related to the foregoing;

•

the 2026 Notes Indenture, in addition to the foregoing, to: (i) modify certain restrictive covenants and defined terms, including those related to asset sales, restricted payments, incurrence of indebtedness and liens, and transactions with affiliates, among others, to expressly permit the Merger and the other transactions contemplated by the Merger Agreement (as defined below) (the “Merger Transactions”), (ii) eliminate certain conditions to the consummation of a merger solely with respect to the Merger Transactions, (iii) reduce the period during which an event of default may be declared in certain instances in connection with the Merger Transactions from two years to one year, and (iv) modify the Company’s obligations with respect to conducting quarterly conference calls to discuss results of operations; and

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the 2024 Notes Indenture and the 2031 Debentures Indenture, in each case to amend the reporting covenant to conform with the corresponding covenant in the 2026 Notes Indenture, except such conforming amendments will not include any obligation to conduct quarterly conference calls, collectively the “Proposed Amendments.”

The Company received the requisite consents from holders of each series of Debt Securities.

On February 7, 2022, the Company entered into (i) a Twelfth Supplemental Indenture, dated as of February 7, 2022 (the “2024 Notes Twelfth Supplemental Indenture”), to the Indenture, dated as of January 3, 2007 (the “2024 Notes Base Indenture”), between the Company and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as trustee (the “WF Trustee”), as supplemented by the Tenth Supplemental Indenture, dated as of March 20, 2014 (together with the 2024 Notes Base Indenture, the 2024 Notes Indenture”), between the Company and the WF Trustee, as trustee, governing the 2024 Notes, (ii) Supplemental Indenture No. 2, dated as of February 7, 2022 (the “2026 Notes Second Supplemental Indenture”), to the Indenture, dated as of April 28, 2021 (the “2026 Notes Base Indenture”), among the Company, the guarantors parties thereto, as guarantors (the “Guarantors”), and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee and notes collateral agent (the “US Bank Trustee”), as supplemented by Supplemental Indenture No. 1, dated as of May 10, 2021 (together with the 2026 Notes Base Indenture, the “2026 Notes Indenture”), among the Company, the Guarantors, solely for the purposes of Article III, Section 4.1, Section 4.7, Section 4.8 and Section 4.13 only, RRD Netherlands LLC, and the U.S. Bank Trustee, as trustee and as notes collateral agent (together the “2026 Notes Indenture”), governing the 2026 Notes, and (iii) a Third Supplemental Indenture, dated as of February 7, 2022 (the “2031 Debentures Third Supplemental Indenture” and, collectively with the 2024 Notes Twelfth Supplemental Indenture and the 2026 Notes Second Supplemental Indenture, the “New Supplemental Indentures”), to the Indenture, dated as of November 1, 1990 (the “2031 Debentures Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor trustee), as trustee (the “BNY Mellon Trustee” and, collectively with the WF Trustee and US Bank Trustee, the “Trustees”), as supplemented by the Supplemental Indenture, dated as of June 30, 1998 (together with the 2031 Debentures Base Indenture, the “2031 Debentures Indenture”), governing the 2031 Debentures, giving effect to the Proposed Amendments with respect to each series of Debt Securities.

Each New Supplemental Indenture is effective and constitutes a binding agreement between the Company, the Guarantors (where applicable) and the applicable Trustee. However, the Proposed Amendments will not become operative until immediately prior to the consummation of the Merger and will cease to be operative if the Merger is not consummated or, with respect to the 2024 Notes and 2031 Debentures, the consent consideration is not paid to the holders thereof that validly delivered and did not revoke such consents.

The Consent Solicitations were made at the request of Chatham Delta Parent, Inc. (“Parent”) pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”) entered into on December 14, 2021, by and among the Company, Parent and Chatham Delta Acquisition Sub, Inc. (“Acquisition Sub”). Under the terms of the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct or indirect wholly owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, Parent is responsible for (i) paying all fees and expenses the Company incurs in connection with the Consent Solicitations and (ii) indemnifying the Company from and against any and all losses the Company incurs in connection with the Consent Solicitations.

The foregoing description of the New Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to each such document. Copies of the 2024 Notes Twelfth Supplemental Indenture, the 2026 Notes Second Supplemental Indenture and the 2031 Debentures Third Supplemental Indenture are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

On February 2, 2022, the Company issued a press release announcing the expiration of the Consent Solicitations with respect to the Debt Securities and the extension of the Consent Solicitations with respect to the Company’s 6.500% Notes due 2023 and 6.625% Debentures due 2029. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Twelfth Supplemental Indenture to the Indenture, dated as of January 3, 2007, between the Company and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as trustee

4.2	Supplemental Indenture No. 2 to the Indenture, dated as of April 28, 2021, among the Company, the guarantors party thereto and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee and notes collateral agent

4.3	Third Supplemental Indenture to the Indenture, dated as of November 1, 1990, between the Company and The Bank of New York Mellon Trust Company, N.A. (successor trustee), as trustee

99.1	Press Release issued by the Company on February 2, 2022

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Merger. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Merger; (ii) significant transaction costs associated with the Merger; (iii) potential litigation relating to the Merger, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham Asset Management, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay expense reimbursements to affiliates of Chatham Asset Management, LLC under the Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Merger; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties described in the proxy statement filed in connection with the Merger and available from the sources indicated below (the “Proxy Statement”). These risks, as well as other risks associated with the Merger are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Merger. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC and mailed to its stockholders the definitive Proxy Statement and may file certain other documents regarding the Merger with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.R. DONNELLEY & SONS COMPANY

By:	/s/ Terry D. Peterson
Terry D. Peterson
Executive Vice President and Chief Financial Officer

Date: February 7, 2022

Exhibit 4.1

Execution Version

R. R. DONNELLEY & SONS COMPANY

and

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

TWELFTH SUPPLEMENTAL INDENTURE

Dated as of February 7, 2022

to

Indenture dated as of January 3, 2007

6.00% Notes due 2024

	Article I

	DEFINITIONS

Section 1.1	Generally	4

	Article II

	AMENDMENTS

Section 2.1	Certain Amendments to the Indenture	4
Section 2.2	Certain Waivers to the Indenture	7
Section 2.3	Effectiveness.	7

	Article III

	MISCELLANEOUS PROVISIONS

Section 3.1	Ratification of Indenture	8
Section 3.2	Trustee Not Responsible for Recitals	8
Section 3.3	Table of Contents, Headings, etc.	8
Section 3.4	Counterpart Originals	8
Section 3.5	Governing Law; Jury Trial Waiver	9

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THIS TWELFTH SUPPLEMENTAL INDENTURE, dated as of February 7, 2022 (the “Twelfth Supplemental Indenture”), between R. R. Donnelley & Sons Company, a Delaware corporation, as issuer (the “Company”), and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company has executed and delivered to the Trustee an Indenture, dated as of January 3, 2007 (the “Base Indenture” and, together with the Tenth Supplemental Indenture (defined below), the “Indenture”), providing for the issuance by the Company from time to time of its unsecured senior debentures, notes or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (the “Securities”);

WHEREAS, the Company has executed and delivered to the Trustee a Tenth Supplemental Indenture, dated as of March 20, 2014 (the “Tenth Supplemental Indenture”), to the Base Indenture governing the 6.00% Notes due 2024 (the “Notes”);

WHEREAS, pursuant to the terms of a consent solicitation statement, dated January 20, 2022 (the “Consent Solicitation Statement”), the Company solicited consents to certain waivers and amendments to the Indenture with respect to the Notes and other Securities as set forth herein;

WHEREAS, Section 8.02 of the Base Indenture provides that the Company and the Trustee may amend certain provisions of the Indenture or the Notes with the consent of the registered holders (the “Holders”) of a majority in aggregate principal amount of the Notes then outstanding (excluding any Notes owned by the Company or any of its Affiliates), and such consent has been received by the Company;

WHEREAS, the Company desires the Trustee to join with it in the execution and delivery of this Twelfth Supplemental Indenture, and in accordance with Sections 8.02, 8.06 and 10.04 of the Base Indenture, the Company has (i) duly adopted and delivered to the Trustee, resolutions of its Board of Directors authorizing the execution and delivery of this Twelfth Supplemental Indenture, (ii) delivered to the Trustee evidence reasonably satisfactory to the Trustee that Holders of a majority in aggregate principal amount of the Notes outstanding have given and, as of the date hereof, have not withdrawn their consents to the amendments set forth in this Twelfth Supplemental Indenture, and (iii) delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel stating that the execution of this Twelfth Supplemental Indenture is permitted by the Indenture and that all conditions precedent to its execution have been complied with, and the Indenture and this Twelfth Supplemental Indenture are valid and binding obligations of the Company and are enforceable in accordance with their terms;

WHEREAS, all things necessary to make this Twelfth Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Indenture is supplemented and amended, to the extent expressed herein, as follows:

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ARTICLE I

DEFINITIONS

Section 1.1 Generally.

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

(b) The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

ARTICLE II

AMENDMENTS

Section 2.1 Certain Amendments to the Indenture. Solely with respect to the Notes, the Indenture is hereby amended as follows:

(a) the definition of “Change of Control” as set forth in Section 1.2 of the Tenth Supplemental Indenture is hereby deleted in its entirety and replaced with the following:

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries or to a Permitted Holder; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than a Permitted Holder, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock.

(b) the following definitions are hereby inserted alphabetically into Section 1.2 of the Tenth Supplemental Indenture:

“CAM” means Chatham Asset Management, LLC, a Delaware limited liability company, together with certain of its Affiliates.

“Permitted Holder” means CAM and its respective Subsidiaries and Affiliates and any person or group whose acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of Section 4.1 hereof (or would result in a Change of Control Offer in the absence of the waiver of such requirement by Holders in accordance with Section 4.1 hereof) shall thereafter constitute a Permitted Holder.

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(c) Section 4.08 of the Base Indenture is hereby amended in its entirety to read as follows:

“So long as any Securities are outstanding, the Company will deliver to the Trustee a copy of all of the information and reports referred to below:

(a) for so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act:

(1) within the time periods specified in the Commission’s rules and regulations, all quarterly and annual reports on Forms 10-Q and 10-K, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to annual information only, a report thereon by the Company’s certified independent accountants; and

(2) all current reports on Form 8-K;

(b) for so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act:

(1) within 120 days after the end of each fiscal year (or 150 days in the case of the fiscal year of the Company ended on or around December 31, 2022), annual audited financial statements for such fiscal year, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, with respect to the periods presented prepared in accordance with GAAP and a report thereon by the Company’s certified independent accountants;

(2) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, unaudited financial statements (including footnotes) for the interim period as of, and for the period ending on, the end of such quarter, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the Company with respect to the periods presented prepared in accordance with GAAP; and

(3) promptly after the occurrence of any of the following events~~,~~ (and, in any case, not required to be sooner than five Business Days after the occurrence of any such event), current reports of the Company containing substantially all of the information that would be required to be filed in a current report on Form 8-K under the Exchange Act on April 28, 2021 pursuant to Sections 1 and 4, Items 2.01, 2.03, 2.04(a), 5.01, 5.02(a)(1) (with respect to

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independent directors only), 5.02(b) (with respect to officers and independent directors only), 5.02(c)(1) and (3), 5.02(d)(1), (2), (3) and (4) (in each case, with respect to independent directors only) 5.03(b) of Form 8-K (but excluding, for the avoidance of doubt, financial statements and exhibits that would be required pursuant to Item 9.01 of Form 8-K, other than financial statements and pro forma financial information (in each case relating to transactions required to be reported pursuant to Item 2.01 of Form 8-K) to the extent available (as determined in good faith by the Company)) if the Company had been a reporting company under the Exchange Act.

To the extent any such information is not so filed or furnished, as applicable, within the time periods specified in this Section 4.08 and such information is subsequently filed or furnished, as applicable, the Company shall be deemed to have satisfied its obligations with respect thereto at such time and any Default with respect thereto shall be deemed to have been cured; provided that such cure shall not otherwise affect the rights of the Holders under Article SIX hereof if Holders of at least 25% in principal amount of the then total outstanding Securities have declared the principal of, premium, if any, interest and any other monetary obligations on all the then outstanding Securities to be due and payable immediately and such declaration shall not have been rescinded or cancelled prior to such cure.

(c) In addition to providing such information to the Trustee, the Company shall make available to Holders the information required to be provided pursuant to clauses (1), (2) and (3) of the preceding paragraph, by posting such information to its website or on IntraLinks or any comparable password protected online data system or website.

(d) Notwithstanding the foregoing, (a) the Company will not be required to deliver any information, certificates or reports that would otherwise be required by (i) Section 302, Section 404 and Section 906 of the Sarbanes-Oxley Act of 2002, or related Items 307 or 308 of Regulation S-K, (ii) Item 10(e) of Regulation S-K promulgated by the Commission with respect to any non-generally accepted accounting principles financial measures contained therein or (iii) Items 201, 402, 403, 405, 406, 407, 701 or 703 of Regulation S-K, (b) such reports will not be required to contain financial information required by Rule 3-09, Rule 3-10, Rule 13-01 or Rule 13-02 of Regulation S-X or include any exhibits or certifications required by Form 10-K or Form 10-Q (or any successor forms) or related rules under Regulation S-K and (c) such reports shall be subject to exceptions, exclusions and other differences consistent with the presentation of financial and other information in this offering memorandum and shall not be required to present compensation or beneficial ownership information.

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(e) The Company has agreed that, for so long as any Securities remain outstanding during any period when the Company is not subject to Section 13 or 15(d) of the Exchange Act, or otherwise permitted to furnish the Commission with certain information pursuant to Rule 12g3-2(b) of the Exchange Act, it will furnish to the Holders and to prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(f) Notwithstanding this Section 4.08, the Company will be deemed to have delivered such reports and information referred to above to the Holders and the Trustee for all purposes of this Indenture if the Company has filed such reports with the Commission via the EDGAR filing system (or any successor system) and such reports are publicly available. In addition, the requirements of this Section 4.08 will be deemed satisfied and the Company will be deemed to have delivered such reports and information referred to above to the Holders for all purposes of this Indenture by the posting of reports and information that would be required to be provided on the Company’s website. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants thereunder (as to which the Trustee is entitled to rely exclusively on an Officers’ Certificate). The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants under this Indenture or with respect to any reports or other documents filed with the Commission or posted on the Company’s website pursuant to this Indenture, or participate in any conference calls.”

(d) all references to Sections of the Indenture amended by this Twelfth Supplemental Indenture shall mean such Section as amended by this Twelfth Supplemental Indenture.

Section 2.2 Certain Waivers to the Indenture. Solely with respect to the Notes, the merger of Chatham Delta Acquisition Sub, Inc., a Delaware corporation, with and into the Company (the “Merger”) pursuant to the agreement and plan of merger, dated as of December 14, 2021, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time (the “Merger Agreement”), will not constitute a Change of Control under Section 1.2 of the Tenth Supplemental Indenture. For the avoidance of doubt, the Company shall have no obligation to make a Change of Control Offer pursuant to Section 4.1 of the Tenth Supplemental Indenture in connection with the Merger.

Section 2.3 Effectiveness. This Twelfth Supplemental Indenture shall become effective upon the execution and delivery hereof by the parties hereto. Notwithstanding the foregoing, the amendments and waivers set forth above in this Article II shall not become operative until immediately prior to the consummation of the Merger pursuant to the Merger Agreement and will cease to be operative if the Merger is not consummated or the Consent Consideration (as defined in the Consent Solicitation Statement) with respect to the Notes is not paid in accordance with the terms of the Consent Solicitation Statement.

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ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1 Ratification of Indenture. The Indenture, as supplemented by this Twelfth Supplemental Indenture, is in all respects ratified and confirmed, and this Twelfth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 3.2 Trustee Not Responsible for Recitals. The recitals contained herein and in the Notes shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to and shall not be responsible for the validity or sufficiency of this Twelfth Supplemental Indenture or of the Notes. The Trustee makes no representations as to and shall not be responsible for the Company’s 6.500% notes due 2023, 6.125% senior secured notes due 2026, 8.250% notes due 2027, 8.500% notes due 2029, 6.625% debentures due 2029 and 8.820% debentures due 2031, the solicitation of consents and the consents of the Holders of the Notes. In entering into this Twelfth Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided. The Company hereby confirms to the Trustee that this Twelfth Supplemental Indenture has not resulted in a material modification of the Notes for Foreign Account Tax Compliance Act (“FATCA”) purposes. The Trustee shall assume that no material modification for FATCA purposes has occurred regarding the Notes, unless the Trustee receives written notice of such modification from the Company.

Section 3.3 Table of Contents, Headings, etc. The table of contents and headings of the Articles and Sections of this Twelfth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.4 Counterpart Originals. The parties may sign any number of copies of this Twelfth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Twelfth Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Twelfth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Twelfth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. This Twelfth Supplemental Indenture and any certificate, agreement or other document to be signed in connection with this Twelfth Supplemental Indenture and the transactions contemplated hereby shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity,

8

legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Twelfth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.

Section 3.5 Governing Law; Jury Trial Waiver. THIS TWELFTH SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TWELFTH SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Pages Follow]

9

IN WITNESS WHEREOF, the parties have caused this Twelfth Supplemental Indenture to be duly executed all as of the date and year first written above.

R. R. DONNELLEY & SONS COMPANY

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Executive Vice President and
Chief Financial Officer

[Twelfth Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By: Computershare Trust Company, N.A. as agent and attorney-in-fact

By:	/s/ Ryan Thomas
Name: Ryan Thomas
Title: Vice President

[Twelfth Supplemental Indenture]

Exhibit 4.2

Execution Version

R.R. DONNELLEY & SONS COMPANY, as Issuer,

EACH OF THE GUARANTORS PARTY HERETO,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (as successor to U.S.

BANK NATIONAL ASSOCIATION), as Trustee and Notes Collateral Agent

SUPPLEMENTAL INDENTURE NO. 2

Dated as of February 7, 2022

to

Indenture dated as of April 28, 2021

6.125% SENIOR SECURED NOTES DUE 2026

	Article I

	DEFINITIONS

Section 1.1	Generally	4

	Article II

	AMENDMENTS

Section 2.1	Certain Amendments to the Indenture	4
Section 2.2	Certain Waivers to the Indenture.	12
Section 2.3	Effectiveness.	12

	Article III

	MISCELLANEOUS PROVISIONS

Section 3.1	Ratification of Indenture	12
Section 3.2	Trustee Not Responsible for Recitals	12
Section 3.3	Table of Contents, Headings, etc.	13
Section 3.4	Counterpart Originals	13
Section 3.5	Governing Law; Jury Trial Waiver	13

THIS SUPPLEMENTAL INDENTURE NO. 2, dated as of February 7, 2022 (this “Supplemental Indenture”), by and among R. R. Donnelley & Sons Company, a Delaware corporation, as issuer (the “Issuer”), the entities identified on the signature pages hereto as “Guarantors” (the “Guarantors”) and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (in such capacity, the “Trustee”) and as notes collateral agent for the Notes Secured Parties (as defined in the Base Indenture) (in such capacity, the “Notes Collateral Agent”) .

W I T N E S S E T H:

WHEREAS, (i) the Issuer, the Guarantors, the Trustee and the Notes Collateral Agent have heretofore executed and delivered an indenture, dated as of April 28, 2021 (the “Base Indenture”), as supplemented by Supplemental Indenture No. 1, dated as of May 10, 2021, by and among the Issuer, the Guarantors, solely for the purposes of being bound by Article III, Section 4.1, Section 4.7, Section 4.8 and Section 4.13 only, RRD Netherlands LLC, a Delaware limited liability Issuer, the Trustee and the Notes Collateral Agent (together with the Base Indenture, the “Indenture”) providing for the issuance by the Issuer of its 6.125% Senior Secured Notes due 2026 (the “Notes”), (ii) the Issuer, the Guarantors and the Notes Collateral Agent have heretofore executed and delivered a notes security agreement, dated as of April 28, 2021, and (iii) the Specified Pledgor and the Notes Collateral Agent have heretofore executed and delivered a notes pledge agreement, dated as of April 28, 2021;

WHEREAS, pursuant to the terms of a consent solicitation statement, dated January 20, 2022, the Issuer solicited consents to certain waivers and amendments to the Indenture with respect to the Notes and other securities as set forth herein;

WHEREAS, Section 9.02 of the Base Indenture provides that the Issuer, the Trustee and the Notes Collateral Agent may amend or supplement certain provisions of the Indenture or the Notes with the consent of the holders (the “Holders”) of at least a majority in principal amount of the Notes then outstanding (other than Notes beneficially owned by the Issuer or any of its Affiliates), and such consent has been received by the Issuer;

WHEREAS, the Issuer desires the Trustee to join with it in the execution and delivery of this Supplemental Indenture, and in accordance with Sections 9.02, 9.06 and 13.04 of the Base Indenture, the Issuer has (i) duly adopted and delivered to the Trustee and Notes Collateral Agent, resolutions of its Board of Directors authorizing the execution and delivery of this Supplemental Indenture, (ii) delivered to the Trustee and Notes Collateral Agent evidence reasonably satisfactory to the Trustee and Notes Collateral Agent that Holders of at least a majority in principal amount of the Notes outstanding have given and, as of the date hereof, have not withdrawn their consents to the amendments set forth in this Supplemental Indenture, and (iii) delivered to the Trustee and Notes Collateral Agent an Officer’s Certificate and an Opinion of Counsel stating that the execution of this Supplemental Indenture is permitted by the Indenture and that all conditions precedent to its execution have been complied with, and the Indenture and this Supplemental Indenture are valid and binding obligations of the Issuer and Guarantors and are enforceable in accordance with their terms;

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Issuer, the Trustee and Notes Collateral Agent, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer covenants and agrees with the Trustee and Notes Collateral Agent, for the equal and ratable benefit of the Holders, that the Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Generally.

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

(b) The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

ARTICLE II

AMENDMENTS

Section 2.1 Certain Amendments to the Indenture. Solely with respect to the Notes, the Indenture is hereby amended as follows:

(a) Clauses (b)(18) and (b)(19) of the definition of “Asset Sale” as set forth in Section 1.01 of the Base Indenture are hereby deleted in their entirety and replaced with the following and a new Clause (b)(20) of the definition of “Asset Sale” as set forth in Section 1.01 of the Base Indenture is hereby added as follows:

(18) dispositions in connection with Permitted Liens and related transactions;

(19) the disposition of any assets (including Equity Interests) (i) acquired in a transaction after the Issue Date, which assets are not useful in the core or principal business of the Issuer and its Restricted Subsidiaries, or (ii) made in connection with the approval of any applicable antitrust authority or otherwise necessary or advisable in the reasonable determination of the Issuer to consummate any acquisition; and

(20) any dispositions of assets in connection with or relating to the Delta Merger Transactions.

(b) the definition of “Change of Control” as set forth in Section 1.01 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

“Change of Control” means the occurrence of any of the following after the Issue Date:

(a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any Person other than the Issuer or one of its Subsidiaries or to a Permitted Holder; or

(b) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person, other than a Permitted Holder, becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Issuer’s voting stock.

For purposes of this definition, any direct or indirect holding company of the Issuer of which the Issuer is a wholly-owned subsidiary shall not itself be considered a Person for purposes of clause (b) above; provided that no Person beneficially owns, directly or indirectly, more than 50% of the total voting power of the voting stock of such holding company.

(c) Clause (a)(8) of the definition of “Consolidated EBITDA” as set forth in Section 1.01 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

(8) any restructuring and impairment charges or expenses and any fees, charges or other expenses paid or incurred in connection with any actual or proposed non-ordinary course Investment, asset sale, acquisition, recapitalization or issuance of capital stock or incurrence of Indebtedness or any amendment or modification of Indebtedness, or any other non-recurring or unusual items (including the Delta Merger Transaction Expenses to the extent paid (and not reimbursed) or incurred by the Issuer or any of its Restricted Subsidiaries); minus

(d) the definition of “Continuing Directors” as set forth in Section 1.01 of the Base Indenture is hereby deleted in its entirety;

(e) the definition of “Permitted Holder” as set forth in Section 1.01 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

“Permitted Holder” means CAM and its respective Subsidiaries and Affiliates and any person or group whose acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of Section 4.14 hereof (or would result in a Change of Control Offer in the absence of the waiver of such requirement by Holders in accordance with Section 4.14 hereof) shall thereafter constitute a Permitted Holder.

(f) Clauses (19) and (20) of the definition of “Permitted Investments” as set forth in Section 1.01 of the Base Indenture are hereby deleted in their entirety and replaced with the following and a new Clause (21) of the definition of “Permitted Investments” as set forth in Section 1.01 of the Base Indenture is hereby added as follows:

(19) guarantees of obligations of Subsidiaries that are not the Issuer or Guarantor in an aggregate amount not to exceed $75,000,000;

(20) other Investments in an aggregate amount not to exceed the greater of $160,000,000 and 40% of Consolidated EBITDA for the most recently ended four fiscal quarter period ending with a fiscal quarter for which internal financial statements are available; and

(21) any Investments in connection with or relating to the Delta Merger Transactions.

(g) Clause (21) of the definition of “Permitted Liens” as set forth in Section 1.01 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

(21) Liens on the Collateral (i) securing Indebtedness or other obligations under any Credit Facilities permitted to be incurred (and so incurred and classified) pursuant to Section 4.09(b)(1)(ii); provided that (x) such Liens may rank senior in priority to the Liens on the ABL Collateral (as defined in the ABL Intercreditor Agreement) securing the Notes Obligations but in such case shall rank junior in priority to the Liens on the Fixed Asset Collateral (as defined in the ABL Intercreditor Agreement) securing the Notes Obligations and (y) such Liens shall be subject to the ABL Intercreditor Agreement, and (ii) securing Indebtedness or other obligations under any Credit Facilities (which may include the issuance of any Additional Notes or the incurrence of any incremental term loans under the Term Loan Facility) permitted to be incurred (and so incurred and classified) pursuant to Section 4.09(b)(1)(iii) or pursuant to Section 4.09(b)(23); provided that (x) such Liens shall rank pari passu with the Liens securing the Notes Obligations and (y) such Liens shall be subject to the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement;

(h) the following definitions are hereby inserted alphabetically into Section 1.01 of the Base Indenture:

“CAM” means Chatham Asset Management, LLC, a Delaware limited liability company, together with certain of its Affiliates.

“Delta Merger” means the merger of Merger Sub with and into the Issuer pursuant to the Delta Merger Agreement.

“Delta Merger Agreement” means the Agreement and Plan of Merger, dated as of December 14, 2021, by and among Parent, Merger Sub and the Issuer, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time.

“Delta Merger CoC Financing” means the incurrence of any Indebtedness (including the issuance of any Additional Notes or the incurrence of any incremental term loans or replacement term loans under the Term Loan Facility and any related Guarantees) by the Issuer and the Guarantors to finance or refinance the purchase, redemption or other repayment of up to all of the aggregate principal amount of and any other Obligations with respect to any series of Existing Senior Notes, whether by change of control offer, tender offer, private repurchase or otherwise. For the avoidance of doubt, the Delta Merger CoC Financing may occur after the Delta Merger Closing Date.”

“Delta Merger Closing Date” means the effective time of the merger contemplated by the Merger Agreement.

“Delta Merger Debt Exchange” means the exchange by one or more Permitted Holders of all of the Existing Senior Notes and Notes owned or held by it immediately prior to the consummation of such exchange for Equity Interests and/or pay-in-kind Indebtedness of Parent (which Indebtedness shall be non-recourse to the Issuer, any of its Subsidiaries or any of their respective assets) on or after the Delta Merger Closing Date and any substantially similar exchange by any other holder of the Existing Senior Notes and/or the Notes.

“Delta Merger Financing” means the incurrence of any Indebtedness (including the issuance of any Additional Notes or the incurrence of any incremental term loans or replacement term loans under the Term Loan Facility and any related Guarantees) by the Issuer and the Guarantors to pay the Merger Consideration (as defined in the Delta Merger Agreement) or otherwise fund the Delta Merger or to pay any Delta Merger Transaction Expenses.

“Delta Merger Transaction Expenses” means any and all fees (including consent fees), costs or expenses incurred or paid by the Permitted Holders, Intermediate Holdings, the Parent, the Issuer or any of their respective Subsidiaries in connection with or related to the Delta Merger Agreement or the Delta Merger Transactions, including any payments to officers, employees and directors as change of control payments, severance payments, special or retention bonuses, or stock options.

“Delta Merger Transactions” means (a) the Delta Merger, including the payment of the Merger Consideration and the making by the Issuer or any of its Subsidiaries of any dividends or distributions to a Parent Entity to pay or cause to be paid the Merger Consideration or otherwise fund the Delta Merger or to pay any Delta Merger Transaction Expenses, (b) the Delta Merger Debt Exchange, (c) the Delta Merger Financing, (d) the Delta Merger CoC Financing, (e) any restructuring transactions in connection with the Delta Merger, (f) the payment of the Delta Merger Transaction Expenses and (g) any other transactions contemplated by the Delta Merger Agreement or entered into in connection with or relating to the Delta Merger.

“Intermediate Holdings” means a Delaware corporation and wholly owned Subsidiary of Parent which will become the direct parent of Issuer immediately subsequent to the consummation of the Delta Merger on the Delta Merger Closing Date.

“Merger Sub” means Chatham Delta Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent.

“Parent” means Chatham Delta Parent, Inc., a Delaware corporation and wholly owned Subsidiary of CAM.

“Parent Entity” means any beneficial owner, directly or indirectly, of 100% of the outstanding capital stock of the Issuer.

(i) Clauses (b)(1) and (b)(3) of Section 4.03 of the Base Indenture are hereby deleted in their entirety and replaced with the following:

(1) within 120 days after the end of each fiscal year (or 150 days in the case of the fiscal year of the Issuer ended on or around December 31, 2022), annual audited financial statements for such fiscal year, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, with respect to the periods presented prepared in accordance with GAAP and a report thereon by the Issuer’s certified independent accountants.

(3) promptly after the occurrence of any of the following events (and, in any case, not required to be sooner than five Business Days after the occurrence of any such event), current reports of the Issuer containing substantially all of the information that would be required to be filed in a current report on Form 8-K under the Exchange Act on the Issue Date pursuant to Sections 1 and 4, Items 2.01, 2.03, 2.04(a), 5.01, 5.02(a)(1) (with respect to independent directors only), 5.02(b) (with respect to officers and independent directors only), 5.02(c)(1) and (3), 5.02(d)(1), (2), (3) and (4) (in each case, with respect to independent directors only) 5.03(b) of Form 8-K (but excluding, for the avoidance of doubt, financial statements and exhibits that would be required pursuant to Item 9.01 of Form 8-K, other than financial statements and pro forma financial information (in each case relating to transactions required to be reported pursuant to Item 2.01 of Form 8-K) to the extent available (as determined in good faith by the Issuer)) if the Issuer had been a reporting company under the Exchange Act.

(j) Clause (f) of Section 4.03 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

(f) The Issuer will participate in quarterly conference calls (which may be a single conference call together with investors and lenders holding other securities or Indebtedness of the Issuer, its Restricted Subsidiaries and/or any Parent Entity) to discuss results of operations when the Issuer, in its sole discretion, deems such conference calls reasonably advisable.

(k) Clause (a)(7)(iii) of Section 4.07 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

(iii) 100% of the aggregate amount of net proceeds of cash and the fair market value, as determined in good faith by the Issuer, of marketable securities or other property contributed to the capital of the Issuer following the Issue Date (other than by a Restricted Subsidiary or in connection with the consummation of the Delta Merger); plus

(l) Clauses (b)(12) and (b)(13) of Section 4.07 of the Base Indenture are hereby deleted in their entirety and replaced with the following and new Clauses (b)(14), (b)(15) and (b)(16) of Section 4.07 of the Base Indenture are hereby added as follows:

(12) payment by the Issuer of, or loans, advances, dividends or distributions by the Issuer to any Parent Entity to pay, dividends on the common stock or equity of the Issuer or Parent Entity following a public offering of such common stock or equity after the Delta Merger Closing Date in an amount not to exceed in any fiscal year 6% of the net cash proceeds received by the Issuer (whether directly, or indirectly through a contribution to common equity capital by any Parent Entity) in or from such public offering;

(13) other Restricted Payments not to exceed the greater of $100,000,000 and 25% of Consolidated EBITDA for the most recently ended four fiscal quarter period ending with a fiscal quarter for which internal financial statements are available; provided that after giving effect thereto no Event of Default shall have occurred and be continuing;

(14) payments made to a Parent Entity (A) to allow such Parent Entity to pay (i) administrative expenses and corporate overhead, franchise fees and customary director fees, (ii) premiums and deductibles in respect of directors and officers insurance policies and umbrella excess insurance policies obtained from third-party insurers and indemnities for the benefit of its directors, officers and employees and (iii) reasonable fees and expenses incurred in connection with any debt or equity offering or any acquisition or strategic transaction by such Parent Entity and (B) (i) if the Issuer or any of its Subsidiaries is a member of a group filing a consolidated, combined, or unitary federal (and, as applicable, state or local) income tax return with any Parent Entity, to allow such Parent Entity to pay federal, state and local income taxes in respect of the income of Issuer or its Subsidiaries; provided that (x) in respect of the income of any Unrestricted Subsidiary, Issuer shall not distribute an amount greater than what it received from such Subsidiary and (y) the maximum distributions by Issuer under this Section 4.07(b)(14) shall not exceed the federal, state and local income taxes for which Issuer would be liable if it did not file as a consolidated, combined, or unitary income tax return with such Parent Entity and (ii) to allow any Parent Entity to pay franchise and excise taxes, fees and other similar taxes and expenses, in each case, required to maintain its existence;

(15) so long as no Event of Default has occurred and is continuing, the payment of management fees not to exceed $3,000,000 in the aggregate in any fiscal year; and

(16) Restricted Payments in connection with or related to the Delta Merger Transactions.

(m) Clauses (b)(16), (b)(21) and (b)(22) of Section 4.09 of the Base Indenture are hereby deleted in their entirety and replaced with the following and a new Clause (b)(23) of Section 4.09 of the Base Indenture is hereby added as follows:

(16) all premiums (if any), interest, fees, expenses, indemnities, charges and additional or contingent interest on obligations described in clauses (1) through (15) above and clauses (17) through (23) below;

(21) Indebtedness of Joint Ventures and/or Indebtedness incurred on behalf of any Joint Venture or any Guarantees of Indebtedness of joint ventures, in an aggregate outstanding principal amount not to exceed when taken together with other Indebtedness outstanding and incurred pursuant to this clause (21), the greater of (i) $80,000,000 and (ii) and 20% of the Consolidated EBITDA for the most recently ended four fiscal quarter period ending with a fiscal quarter for which internal financial statements are available;

(22) any other Indebtedness, Disqualified Stock or Preferred Stock not otherwise permitted hereunder which, when aggregated with the amount of all other Indebtedness, Disqualified Stock or Preferred Stock then outstanding and incurred pursuant to this clause (22), does not at any one time exceed $100,000,000; and

(23) the Delta Merger Financing, the Delta Merger CoC Financing and any other Indebtedness incurred in connection with or relating to the Delta Merger Transactions and any Refinancing Indebtedness in respect thereof.

(n) Clause (c) of Section 4.09 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

(c) For purposes of determining compliance with this Section 4.09; in the event that an item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) meets the criteria of more than one of the categories of permitted Indebtedness, Disqualified Stock or Preferred Stock described in clauses (1) through (23) of Section 4.09(b) hereof or is entitled to be incurred pursuant to Section 4.09(a) hereof, the Issuer, in its sole discretion, may classify or reclassify such item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) and shall only be required to include the amount and type of such Indebtedness, Disqualified Stock or Preferred Stock in such of the above clauses of Section 4.09(b) hereof or under Section 4.09(a) hereof as so reclassified by the Issuer, in its sole discretion; provided, that (x) all Indebtedness outstanding under the ABL Facility on the Delta Merger Closing Date shall be treated as incurred on the Delta Merger Closing Date under clause (1)(ii) of Section 4.09(b) hereof and may not be reclassified and (y) all Indebtedness outstanding under the Term Loan Facility on the Delta Merger Closing Date will be treated as incurred on the Delta Merger Closing Date under clause (1)(iii) of the preceding paragraph and may not be reclassified; provided, further, that following the allocation of Indebtedness as set forth in the foregoing proviso, any other Indebtedness incurred in connection with or relating to the Delta Merger Financing, the Delta Merger CoC Financing and the other Delta Merger Transactions (and any Refinancing Indebtedness in respect thereof) and not permitted by clause (1) of Section 4.09(b) shall automatically be deemed to have been incurred pursuant to clause (23) of Section 4.09(b).

(o) Clauses (b)(12) and (b)(13) of Section 4.11 of the Base Indenture are hereby deleted in their entirety and replaced with the following and a new Clause (b)(14) of Section 4.11 of the Base Indenture is hereby added as follows:

(12) any transaction with an Affiliate in which the consideration paid by the Issuer, the Issuer or any Restricted Subsidiary consists only of Equity Interests of the Issuer or any direct or indirect parent company of the Issuer;

(13) any agreement or arrangement as in effect as of the Issue Date, or any amendment or replacement thereto (so long as any such amendment or replacement, taken as a whole, is not materially less favorable to the Issuer and its Restricted Subsidiaries than the agreement or arrangement in effect as of the Issue Date (as determined by the Board of Directors or senior management of the Issuer in good faith)); and

(14) transactions in connection with or relating to the Delta Merger Transactions.

(p) a new Clause (e) of Section 5.01 of the Base Indenture is hereby added as follows:

(e) Sections 5.01(a)(3) and 5.01(a)(4) hereof shall not apply to the Delta Merger Transactions.

(q) Clause (b) of Section 6.01 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

(b) A Default under clauses (3), (4), (5), (6) or (10) of Section 6.01(a) will not constitute an Event of Default until the Trustee or the Holders of 25% in principal amount of the outstanding Notes notify the Issuer (and if by such Holders, the Trustee and the Issuer) of the Default and, with respect to clauses (3), (4), (6) and (10), such party does not cure such default within the time specified in clauses (3), (4), (6) and (10), as applicable, of Section 6.01(a) hereof after receipt of such notice; provided that a notice of Default may not be given with respect to any action taken, and reported publicly or to holders, more than two years prior to such notice of Default; provided, further, that if any such notice of Default is in connection with or relating to any of the Delta Merger Transactions, such two-year period shall instead be one year (it being understood that in no event shall this proviso constitute a waiver of a Default in the payment of the principal of, premium, if any, or interest on the Notes or change any provision of this Indenture relating to waivers of past Defaults).

(r) all references to Sections of the Indenture amended by this Supplemental Indenture shall mean such Section as amended by this Supplemental Indenture.

Section 2.2 Certain Waivers to the Indenture. Solely with respect to the Notes, the merger of Chatham Delta Acquisition Sub, Inc., a Delaware corporation, with and into the Issuer (the “Merger”) pursuant to the agreement and plan of merger, dated as of December 14, 2021, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time (the “Merger Agreement”), will not constitute a Change of Control under Section 1.01 of the Base Indenture. For the avoidance of doubt, the Issuer shall have no obligation to make a Change of Control Offer pursuant to Section 4.14 of the Base Indenture in connection with the Merger.

Section 2.3 Effectiveness. This Supplemental Indenture shall become effective upon the execution and delivery hereof by the parties hereto. Notwithstanding the foregoing, the amendments and waivers set forth above in this Article II shall not become operative until immediately prior to the consummation of the Merger pursuant to the Merger Agreement and will cease to be operative if the Merger is not consummated.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1 Ratification of Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 3.2 Trustee and Notes Collateral Agent Not Responsible for Recitals. The recitals contained herein and in the Notes shall be taken as the statements of the Issuer, and each of the Trustee and Notes Collateral Agent assumes no responsibility for the correctness of the same. Each of the Trustee and Notes Collateral agent make no representations as to and shall not be responsible for the validity or sufficiency of this Supplemental Indenture or of the Notes. Each of the Trustee and Notes Collateral Agent make no representations as to and shall not be responsible for the Issuer’s 6.500% notes due 2023, 6.000% notes due 2024, 8.250% notes due

2027, 8.500% notes due 2029, 6.625% debentures due 2029 and 8.820% debentures due 2031, the solicitation of consents and the consents of the Holders of the Notes. In entering into this Supplemental Indenture, each of the Trustee and the Notes Collateral Agent shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee and the Notes Collateral Agent, whether or not elsewhere herein so provided. The Issuer hereby confirms to the Trustee and the Notes Collateral Agent that this Supplemental Indenture has not resulted in a material modification of the Notes for Foreign Account Tax Compliance Act (“FATCA”) purposes. Each of the Trustee and the Notes Collateral Agent shall assume that no material modification for FATCA purposes has occurred regarding the Notes, unless the Trustee and Notes Collateral Agent receive written notice of such modification from the Issuer.

Section 3.3 Table of Contents, Headings, etc. The table of contents and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.4 Counterpart Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to Trustee and the Notes Collateral Agent hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Trustee and the Notes Collateral Agent by the authorized representative), in English. Issuer agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee and the Notes Collateral Agent, including without limitation the risk of Trustee and the Notes Collateral Agent reasonably acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 3.5 Governing Law; Jury Trial Waiver. THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE ISSUER, THE TRUSTEE AND THE NOTES COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed all as of the date and year first written above.

R. R. DONNELLEY & SONS COMPANY, as Issuer

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Executive Vice President and
Chief Financial Officer

[Second Supplemental Indenture]

AMERICAN LITHOGRAPHERS, INC.
BANTA CORPORATION
BANTA GLOBAL TURNKEY LLC
BRIDGETOWN PRINTING CO.
CONSOLIDATED GRAPHICS INTERNATIONAL, INC.
CONSOLIDATED GRAPHICS PROPERTIES II, INC.
CONSOLIDATED GRAPHICS SERVICES, INC.
CONSOLIDATED GRAPHICS, INC.
COURIER PRINTING COMPANY
DDM-DIGITAL IMAGING, DATA PROCESSING AND MAILING SERVICES, L.C.
EGT PRINTING SOLUTIONS, LLC
EMERALD CITY GRAPHICS, INC.
HICKORY PRINTING SOLUTIONS, LLC
IRONWOOD LITHOGRAPHERS, INC.
KELMSCOTT COMMUNICATIONS LLC
MERCURY PRINTING COMPANY, LLC
OFFICETIGER HOLDINGS INC.
OFFICETIGER LLC
PBM GRAPHICS, INC.
PRECISION DIALOGUE DIRECT, INC.
PRECISION DIALOGUE MARKETING, LLC
PRECISION DIALOGUE, INC.
PRECISION LITHO, INC.
RR DONNELLEY LOGISTICS SERVICES WORLDWIDE, INC.
RRD DUTCH HOLDCO, INC.
THE JACKSON GROUP CORPORATION
THE JARVIS PRESS, INC
THE MCKAY PRESS, INC.
THOUSAND OAKS PRINTING & SPECIALTIES, INC.
VERITAS DOCUMENT SOLUTIONS, LLC, as Guarantors

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Authorized Signatory

[Second Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (as successor to U.S. BANK NATIONAL ASSOCIATION), as Trustee and Notes Collateral Agent

By:	/s/ Joshua A. Hahn
Name: Joshua A. Hahn
Title: Vice President

[Second Supplemental Indenture]

Exhibit 4.3

Execution Version

R. R. DONNELLEY & SONS COMPANY

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

THIRD SUPPLEMENTAL INDENTURE

Dated as of February 7, 2022

to

Indenture dated as of November 1, 1990

8.820% Debentures due 2031

	Article I

	DEFINITIONS

Section 1.1	Generally	4

	Article II

	AMENDMENTS

Section 2.1	Certain Amendments to the Indenture	4
Section 2.2	Effectiveness	7

	Article III

	MISCELLANEOUS PROVISIONS

Section 3.1	Ratification of Indenture	7
Section 3.2	Trustee Not Responsible for Recitals	7
Section 3.3	Table of Contents, Headings, etc.	7
Section 3.4	Counterpart Originals	7
Section 3.5	Governing Law; Jury Trial Waiver	8

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THIS THIRD SUPPLEMENTAL INDENTURE, dated as of February 7, 2022 (the “Third Supplemental Indenture”), between R. R. Donnelley & Sons Company, a Delaware corporation, as issuer (the “Company”), and The Bank of New York Mellon Trust Company, National Association, a national banking association, as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company has executed and delivered to the Trustee an Indenture, dated as of November 1, 1990 (the “Base Indenture” and, together with the First Supplemental Indenture (defined below), the “Indenture”), providing for the issuance by the Company from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (the “Securities”);

WHEREAS, the Company has executed and delivered to the Trustee a Supplemental Indenture, dated as of June 30, 1998 (the “First Supplemental Indenture”), to the Base Indenture governing the 8.820% Debentures due 2031 (the “Debentures”);

WHEREAS, pursuant to the terms of a consent solicitation statement, dated January 20, 2022 (the “Consent Solicitation Statement”), the Company solicited consents to certain amendments to the Indenture with respect to the Debentures and other Securities as set forth herein;

WHEREAS, Section 902 of the Base Indenture provides that the Company and the Trustee may amend certain provisions of the Indenture or the Debentures with the consent of the holders (the “Holders”) of a majority in principal amount of the Debentures then outstanding (excluding any Debentures owned by the Company or any of its Affiliates), and such consent has been received by the Company;

WHEREAS, the Company desires the Trustee to join with it in the execution and delivery of this Third Supplemental Indenture, and in accordance with Sections 102, 902 and 903 of the Base Indenture, the Company has (i) duly adopted and delivered to the Trustee, resolutions of its Board of Directors authorizing the execution and delivery of this Third Supplemental Indenture, (ii) delivered to the Trustee evidence reasonably satisfactory to the Trustee that Holders of a majority in principal amount of the Debentures outstanding have given and, as of the date hereof, have not withdrawn their consents to the amendments set forth in this Third Supplemental Indenture, and (iii) delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel stating that the execution of this Third Supplemental Indenture is permitted by the Indenture and that all conditions precedent to its execution have been complied with;

WHEREAS, all things necessary to make this Third Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Indenture is supplemented and amended, to the extent expressed herein, as follows:

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ARTICLE I

DEFINITIONS

Section 1.1 Generally.

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

(b) The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

ARTICLE II

AMENDMENTS

Section 2.1 Certain Amendments to the Indenture. Solely with respect to the Debentures, the Indenture is hereby amended as follows:

(a) Section 704 of the Base Indenture is hereby amended in its entirety to read as follows:

“So long as any Securities are outstanding, the Company will deliver to the Trustee a copy of all of the information and reports referred to below:

(a) for so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934:

(1) within the time periods specified in the Commission’s rules and regulations, all quarterly and annual reports on Forms 10-Q and 10-K, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to annual information only, a report thereon by the Company’s certified independent accountants; and

(2) all current reports on Form 8-K;

(b) for so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934:

(1) within 120 days after the end of each fiscal year (or 150 days in the case of the fiscal year of the Company ended on or around December 31, 2022), annual audited financial statements for such fiscal year, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, with respect to the periods presented prepared in accordance with U.S. generally accepted accounting principles and a report thereon by the Company’s certified independent accountants.

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(2) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, unaudited financial statements (including footnotes) for the interim period as of, and for the period ending on, the end of such quarter, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the Company with respect to the periods presented prepared in accordance with U.S. generally accepted accounting principles; and

(3) promptly after the occurrence of any of the following events~~,~~ (and, in any case, not required to be sooner than five Business Days after the occurrence of any such event), current reports of the Company containing substantially all of the information that would be required to be filed in a current report on Form 8-K under the Securities Exchange Act of 1934 on April 28, 2021 pursuant to Sections 1 and 4, Items 2.01, 2.03, 2.04(a), 5.01, 5.02(a)(1) (with respect to independent directors only), 5.02(b) (with respect to officers and independent directors only), 5.02(c)(1) and (3), 5.02(d)(1), (2), (3) and (4) (in each case, with respect to independent directors only) 5.03(b) of Form 8-K (but excluding, for the avoidance of doubt, financial statements and exhibits that would be required pursuant to Item 9.01 of Form 8-K, other than financial statements and pro forma financial information (in each case relating to transactions required to be reported pursuant to Item 2.01 of Form 8-K) to the extent available (as determined in good faith by the Company)) if the Company had been a reporting company under the Securities Exchange Act of 1934.

To the extent any such information is not so filed or furnished, as applicable, within the time periods specified in this Section 704 and such information is subsequently filed or furnished, as applicable, the Company shall be deemed to have satisfied its obligations with respect thereto at such time and any Event of Default with respect thereto shall be deemed to have been cured; provided that such cure shall not otherwise affect the rights of the Holders under Article Five hereof if Holders of at least 25% in principal amount of the then total outstanding Securities have declared the principal of, premium, if any, interest and any other monetary obligations on all the then outstanding Securities to be due and payable immediately and such declaration shall not have been rescinded or cancelled prior to such cure.

(c) In addition to providing such information to the Trustee, the Company shall make available to Holders the information required to be provided pursuant to clauses (1), (2) and (3) of the preceding paragraph, by posting such information to its website or on IntraLinks or any comparable password protected online data system or website.

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(d) Notwithstanding the foregoing, (a) the Company will not be required to deliver any information, certificates or reports that would otherwise be required by (i) Section 302, Section 404 and Section 906 of the Sarbanes-Oxley Act of 2002, or related Items 307 or 308 of Regulation S-K, (ii) Item 10(e) of Regulation S-K promulgated by the Commission with respect to any non-generally accepted accounting principles financial measures contained therein or (iii) Items 201, 402, 403, 405, 406, 407, 701 or 703 of Regulation S-K, (b) such reports will not be required to contain financial information required by Rule 3-09, Rule 3-10, Rule 13-01 or Rule 13-02 of Regulation S-X or include any exhibits or certifications required by Form 10-K or Form 10-Q (or any successor forms) or related rules under Regulation S-K and (c) such reports shall be subject to exceptions, exclusions and other differences consistent with the presentation of financial and other information in this offering memorandum and shall not be required to present compensation or beneficial ownership information.

(e) The Company has agreed that, for so long as any Securities remain outstanding during any period when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, or otherwise permitted to furnish the Commission with certain information pursuant to Rule 12g3-2(b) of the Securities Exchange Act of 1934, it will furnish to the Holders and to prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933.

(f) Notwithstanding this Section 704, the Company will be deemed to have delivered such reports and information referred to above to the Holders and the Trustee for all purposes of this Indenture if the Company has filed such reports with the Commission via the EDGAR filing system (or any successor system) and such reports are publicly available. In addition, the requirements of this Section 704 will be deemed satisfied and the Company will be deemed to have delivered such reports and information referred to above to the Trustee for all purposes of this Indenture by the posting of reports and information that would be required to be provided on the Company’s website. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants thereunder (as to which the Trustee is entitled to rely exclusively on an Officers’ Certificate). The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants under this Indenture or with respect to any reports or other documents filed with the Commission or posted on the Company’s website pursuant to this Indenture, or participate in any conference calls.”

(b) all references to Sections of the Indenture amended by this Third Supplemental Indenture shall mean such Section as amended by this Third Supplemental Indenture.

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Section 2.2 Effectiveness. This Third Supplemental Indenture shall become effective upon the execution and delivery hereof by the parties hereto. Notwithstanding the foregoing, the amendments set forth above in this Article II shall not become operative until immediately prior to the consummation of the merger of Chatham Delta Acquisition Sub, Inc., a Delaware corporation, with and into the Company (the “Merger”) pursuant to the agreement and plan of merger, dated as of December 14, 2021, as amended, restated, amended and restated, supplemented, waived or otherwise modssified from time to time) and will cease to be operative if the Merger is not consummated or the Consent Consideration (as defined in the Consent Solicitation Statement) with respect to the Debentures is not paid in accordance with the terms of the Consent Solicitation Statement.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1 Ratification of Indenture. The Indenture, as supplemented by this Third Supplemental Indenture, is in all respects ratified and confirmed, and this Third Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 3.2 Trustee Not Responsible for Recitals. The recitals contained herein and in the Debentures shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to and shall not be responsible for the validity or sufficiency of this Third Supplemental Indenture or of the Debentures. The Trustee makes no representations as to and shall not be responsible for the Company’s 6.500% notes due 2023, 6.000% notes due 2024, 6.125% senior secured notes due 2026, 8.250% notes due 2027, 8.500% notes due 2029 and 6.625% debentures due 2029, the solicitation of consents and the consents of the Holders of the Debentures. In entering into this Third Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided. The Company hereby confirms to the Trustee that this Third Supplemental Indenture has not resulted in a material modification of the Debentures for Foreign Account Tax Compliance Act (“FATCA”) purposes. The Trustee shall assume that no material modification for FATCA purposes has occurred regarding the Debentures, unless the Trustee receives written notice of such modification from the Company.

Section 3.3 Table of Contents, Headings, etc. The table of contents and headings of the Articles and Sections of this Third Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.4 Counterpart Originals. The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Third Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Third Supplemental Indenture as to the parties hereto and may be used in lieu of the original Third Supplemental Indenture for all purposes. Signatures of the parties hereto

7

transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English. Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee reasonably acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 3.5 Governing Law; Jury Trial Waiver. THIS THIRD SUPPLEMENTAL INDENTURE AND THE DEBENTURES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS THIRD SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Pages Follow]

8

IN WITNESS WHEREOF, the parties have caused this Third Supplemental Indenture to be duly executed all as of the date and year first written above.

R. R. DONNELLEY & SONS COMPANY

By:	/s/ Terry D. Peterson
Name: Terry D. Peterson
Title: Executive Vice President and
Chief Financial Officer

[Third Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ April Bradley
Name: April Bradley
Title: Vice President

[Third Supplemental Indenture]

Exhibit 99.1

RRD ANNOUNCES EXPIRATION OF ITS CONSENT SOLICITATIONS FOR ITS 2024 NOTES, 2026 NOTES AND 2031 DEBENTURES AND EXTENSION OF ITS CONSENT SOLICITATIONS FOR ITS 2023 NOTES AND 2029 DEBENTURES

CHICAGO, Illinois, February 2, 2022 — R.R. Donnelley & Sons Company (NYSE: RRD) (“RRD” or the “Company”) today announced the expiration of its previously announced solicitation of waivers and consents (the “Consent Solicitations”) from holders of its 6.000% Notes due 2024 (the “2024 Notes”), 6.125% Senior Secured Notes due 2026 (the “2026 Notes”) and 8.820% Debentures due 2031 (the “2031 Debentures”) to waive certain provisions in and adopt certain proposed amendments to each of the indentures governing the 2024 Notes (the “2024 Notes Indentures”), the 2026 Notes (the “2026 Notes Indenture”) and the 2031 Debentures (the “2031 Debentures Indenture”), including with respect to:

•

the 2024 Notes Indenture and the 2026 Notes Indenture to: (i) declare that the Merger (as defined below) does not constitute a Change of Control (as defined in each of the 2024 Notes Indenture and the 2026 Notes Indenture) under each of the 2024 Notes Indenture and the 2026 Notes Indenture and waive any obligation of the Company to make a change of control offer in connection with the Merger, (ii) amend the defined term “Change of Control” in each of the 2024 Notes Indenture and the 2026 Notes Indenture to include a carve-out for certain “Permitted Holders” and (iii) add to, amend, supplement or change certain other defined terms contained in each of the 2024 Notes Indenture and the 2026 Notes Indenture related to the foregoing;

•

the 2026 Notes Indenture, in addition to the foregoing, to: (i) modify certain restrictive covenants and defined terms, including those related to asset sales, restricted payments, incurrence of indebtedness and liens, and transactions with affiliates, among others, to expressly permit the Merger and the other transactions contemplated by the Merger Agreement (as defined below) (the “Merger Transactions”), (ii) eliminate certain conditions to the consummation of a merger solely with respect to the Merger Transactions, (iii) reduce the period during which an event of default may be declared in certain instances in connection with the Merger Transactions from two years to one year, and (iv) modify the Company’s obligations with respect to conducting quarterly conference calls to discuss results of operations; and

•

the 2024 Notes Indenture and the 2031 Debentures Indenture, in each case to amend the reporting covenant to conform with the corresponding covenant in the 2026 Notes Indenture, except such conforming amendments will not include any obligation to conduct quarterly conference calls, collectively the “Proposed Amendments.”

The Consent Solicitations are subject to the terms and conditions set forth in the consent solicitation statement, dated January 20, 2022 (the “Consent Solicitation Statement”). The Consent Solicitations with respect to the 2024 Notes, the 2026 Notes and the 2031 Debentures expired at 5:00 p.m., New York City time, on February 1, 2022 (the “Expiration Date”). As of the Expiration Date, registered holders of the 2024 Notes, the 2026 Notes and the 2031 Debentures holding an aggregate principal amount of such series as identified in the table below, validly delivered and did not validly withdraw their consents to the Proposed Amendments (the “Consents”).

Title of Debt Securities	CUSIP	Consent Consideration	Amount Outstanding as of the Record Date	Principal Amount of Consents Delivered(1)	Percentage of Principal Amount of Consents Delivered(1)
6.000% Notes due 2024	257867 BB6	$1.25 per $1,000 principal amount of the Notes	$61,738,000	$50,453,000	81.72%
6.125% Senior Secured Notes due 2026	257867 BF7 (144A) U25783 AF5 (Reg S)	—	$450,000,000	$351,414,000	78.09%
8.820% Debentures due 2031	257867 AF8	$1.25 per $1,000 principal amount of the Debentures	$54,496,000	$34,142,000	62.65%

(1)

The aggregate principal amount of the 2024 Notes, the 2026 Notes and the 2031 Debentures representing the Consents that have been validly delivered and not withdrawn as of the Expiration Date is based on information provided by the Information and Tabulation Agent (as defined below) to RRD.

The Company has accepted all Consents relating to the 2024 Notes, the 2026 Notes and the 2031 Debentures that were validly delivered and not validly withdrawn prior to the Expiration Date. The Consent Solicitations for the 2024 Notes, the 2026 Notes and the 2031 Debentures expired at the Expiration Date, and Consents with respect to such series may no longer be withdrawn.

A supplemental indenture giving effect to the Proposed Amendments with respect to the 2024 Notes, the 2026 Notes and the 2031 Debentures will be executed promptly. Upon its execution, each supplemental indenture will be effective and constitute a binding agreement between the Company, the guarantors (where applicable) and the applicable trustee. However, the Proposed Amendments will not become operative until immediately prior to the consummation of the Merger and will cease to be operative if the Merger is not consummated or, with respect to the 2024 Notes and 2031 Debentures, the consent consideration is not paid to the holders thereof that validly delivered and did not revoke such Consents.

The effectiveness of the Proposed Amendments is not a condition to the consummation of the Merger or other transactions contemplated by the Merger Agreement, but the consummation of the Merger is a condition to the Supplemental Indentures becoming operative. Based on the information currently available to the Company, it is expected that the Merger will be consummated during the first quarter of 2022; however, there is no assurance that the Merger will be consummated in the first quarter of 2022 or at any time prior to the Termination Date (as defined in the Merger Agreement) (which is subject to extension under certain limited circumstances as described in the Consent Solicitation Statement).

In addition, the Company is extending the previously announced expiration date for the Consent Solicitations from holders of the Company’s 6.500% Notes due 2023 (the “2023 Notes”) and 6.625% Debentures due 2029 (the “2029 Debentures” and, collectively with the 2024 Notes, the 2026 Notes and the 2031 Debentures, the “Debt Securities”) to waive certain provisions in and adopt certain proposed amendments to each of the indentures governing the 2023 Notes and the 2029 Debentures. The new expiration date for validly delivering Consents with respect to the 2023 Notes and the 2029 Debentures has been extended from 5:00 p.m., New York City time, on February 1, 2022 to 5:00 p.m., New York City time, on February 4, 2022, and is subject to further extension by the Company in its sole discretion.

The Consent Solicitations and the extension and modification thereof were made at the request of Chatham Delta Parent, Inc. (“Parent”) pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”) entered into on December 14, 2021 by and among the Company, Parent and Chatham Delta Acquisition Sub, Inc. (“Acquisition Sub”). Under the terms of the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct or indirect wholly owned subsidiary of Parent.

The Company, at the request of Parent, has engaged Jefferies LLC to act as solicitation agent (“Solicitation Agent”) in connection with the Consent Solicitations. Questions regarding the Consent Solicitation may be directed to the Solicitation Agent at the following address or telephone number: Jefferies LLC, 520 Madison Avenue, New York, NY 10022, Attn: Scott Peloso, (212) 284-3426. The Company, at the request of Parent, has engaged Ipreo LLC to act as information and tabulation agent (the “Information and Tabulation Agent”). Requests for documents relating to the Consent Solicitations may be obtained by contacting Ipreo LLC at (888) 593-9546 (U.S. toll-free) or (212) 849-3880 (banks and brokers) or ipreo-consentSolicitation@ihsmarkit.com.

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Pursuant to the terms of the Merger Agreement, Parent is responsible for paying all fees and expenses the Company incurs in connection with the Consent Solicitations, including for the Solicitation Agent and Information and Tabulation Agent, and indemnifying the Company from and against any and all losses the Company incurs in connection with the Consent Solicitations.

This news release does not constitute a solicitation of consents with respect to the Debt Securities, and consent solicitations with respect to the Debt Securities are only being made pursuant to the terms of the Consent Solicitation Statement. Consent solicitations are not being made to, and consents are not being solicited from, holders of Debt Securities in any jurisdiction in which it is unlawful to make such consent solicitations or grant such consent. None of the Company, the trustees, the Solicitation Agent or the Information and Tabulation Agent makes any recommendation as to whether or not holders should deliver consents with respect to the Debt Securities. Each holder must make its own decision as to whether or not to deliver consents.

About RRD

RRD is a leading global provider of multichannel business communications services and marketing solutions. With 30,000 clients and 33,000 employees across 28 countries, RRD offers the industry’s most comprehensive offering of solutions designed to help companies—from Main Street to Wall Street—optimize customer engagement and streamline business operations across the complete customer journey. RRD offers a comprehensive portfolio of capabilities, experience and scale that enables organizations around the world to create, manage, deliver, and optimize their marketing and business communications strategies.

Use of Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Merger. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Merger; (ii) significant transaction costs associated with the Merger; (iii) potential litigation relating to the Merger, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham Asset Management, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay expense reimbursements to affiliates of Chatham Asset

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Management, LLC under the Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Merger; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties described in the proxy statement filed in connection with the Merger and available from the sources indicated below (the “Proxy Statement”). These risks, as well as other risks associated with the Merger are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Merger. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC and mailed to its stockholders the definitive Proxy Statement and may file certain other documents regarding the Merger with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

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